CONFORMED COPY

AMENDMENT NO. 4 TO THE
CREDIT AGREEMENT

Dated as of April 19, 2004

AMENDMENT NO. 4 TO THE CREDIT AGREEMENT among ALPHARMA INC., a Delaware corporation ("Holdings"), the banks, financial institutions and other lenders party hereto, and BANK OF AMERICA, as administrative agent and collateral agent (the "Administrative Agent"), as parties to the Credit Agreement referred to below.

PRELIMINARY STATEMENTS:

    Alpharma Operating Corporation, a Delaware corporation (the "Company"), Alpharma USPD Inc., a Maryland corporation (together with the Company and the Subsidiary Borrowers party thereto, the "Borrowers"), Holdings, the Lender Parties and the Administrative Agent have entered into a Credit Agreement dated as of October 5, 2001, as amended by Amendment No. 1 dated as of December 16, 2002, Amendment No. 2 dated as of April 3, 2003 and Amendment No. 3 dated as of December 18, 2003 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
    Holdings and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
      Amendments to Credit Agreement

      . The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

        Article I is amended by adding the following new terms in alphabetical order:

        "Senior Subordinated Notes" means the issuance by Holdings, in one or more tranches, of senior subordinated notes (A) in an aggregate principal amount of no more than $200,000,000 at any time outstanding, (B) containing terms relating to amortization, maturity, subordination, and other material terms, which, when taken as a whole, may be less favorable to the Loan Parties or the Lender Parties than the comparable terms of the Existing Notes, but the principal terms of which are no less favorable in any material respect to the Loan Parties or the Lender Parties than the comparable terms of the Debt Securities and (C) the proceeds of which are used, in part, to refinance all or a portion of the Existing Notes, including accrued and unpaid interest, prepayment premiums and all reasonable costs and expenses incurred in connection with such refinancing; and the issuance of any such notes in a registered exchange offer for such initially issued notes."

        The definition of "Consolidated EBITDA" in Article I is amended by inserting after clause "(n)" therein the following new clause to read as follows:

        "plus (o) in the case where the marketing and sale of gabapentin products by Holdings or any of its Subsidiaries is cancelled or delayed, all costs and charges incurred in connection with related inventory write-downs of gabapentin finished dose products and component supplies to net realizable value, up to a maximum aggregate amount of $80,000,000."

        Section 1.05 is amended by (i) inserting the clause "(a)" at the beginning of such Section, and (ii) inserting at the end thereof a new clause "(b)" to read as follows:

        "(b) For purposes of calculating the financial covenants in Section 5.04, Holdings shall exclude all costs incurred in connection with the issuance of the Senior Subordinated Notes, so long as such costs are incurred within 60 days of such issuance."

        Section 2.06(b)(ii) is amended by (i) inserting after clause "(2)" in the parenthetical in subsection (A) the following new clause, to read as follows: "or (3) Net Cash Proceeds from the Aquatics Sale", (ii) deleting the phrase "Section 5.02(b)(iii)(K) and (L)" in clause (1) in the parenthetical in subsection (B) and substituting therefor the phrase "Section 5.02(b)(iii)(K), (L) and (N)" and (iii) inserting after the clause "Alpharma Sales" in the last proviso of the first sentence thereof the following clause: "(other than the Aquatics Sale").
        Section 5.02(b)(iii) is amended by deleting clause "(J)" thereof in its entirety and substituting therefor the clause: "reserved".
        Section 5.02(b)(iii) is further amended by inserting at the end thereof a new clause "(N)" to read as follows:

        "(N)" the Senior Subordinated Notes."

        Section 5.02(e)(x)(A) is amended by inserting after the clause "Alpharma Sale" the following clause: "(other than the Aquatics Sale").
        Section 5.02(f)(viii)(D) is amended by deleting clause "(1)" thereof in its entirety and substituting therefor the following:

        "(1) any of the Existing Notes are still outstanding, or all of the Existing Notes (other than no more than $10,000,000 principal amount of the October Convertible Notes) have been refinanced with the Senior Subordinated Notes or other Debt (including Revolving Credit Advances), shall not exceed the amount in any Fiscal Year as set forth in column I below or".

        Section 5.02(f) is further amended by inserting at the end thereof a new clause "(xii)" to read as follows:

        "(xii) Holdings may purchase, redeem and retire Debt Securities in an aggregate principal amount not to exceed the lesser of (i) $30,000,000 and (ii) the aggregate principal amount of October Convertible Notes which are refinanced with proceeds of the Senior Subordinated Notes."

        Section 5.02(g) is amended by inserting at the end thereof new clauses "(viii)" and "(ix)" to read as follows:

        "(viii) Holdings may purchase, redeem and retire Debt Securities to the extent permitted in Section 5.02(f)(xii)."

        (ix) The Company may make payments to Holdings from time to time in amounts necessary to satisfy regularly scheduled payments under the Senior Subordinated Notes (subject to subordination provisions reasonably acceptable to the Administrative Agent)."

        Section 5.02(j) is amended by inserting at the end thereof the following new clauses "(x)", "(xi)", "(xii)" and "(xiii)" to read as follows:

        "(x) repayment, prepayment or redemption of the October Convertible Notes to the extent not repaid, prepaid or redeemed pursuant to Section 5.02(j)(ix); provided that at the time of any such repayment, prepayment or redemption, the December Convertible Notes shall have been either refinanced in full or converted in full into class A common stock of Holdings in accordance with the terms of such December Convertible Notes,

        (xi) repayment, prepayment or redemption of the December Convertible Notes with proceeds of the Senior Subordinated Notes,

        (xii) purchase, redemption and retirement of Debt Securities to the extent permitted in Section 5.02(f)(xii), and

        (xiii) prepayment of local currency mortgage-secured loans made in favor of Alpharma AS in the aggregate principal amount of approximately $32,000,000; it being understood that such prepayments will be made using only local cash on hand at Alpharma Subsidiaries organized under European jurisdictions or through local borrowings by such Subsidiaries."

        Section 5.02(s) is deleted in its entirety and the following substituted therefor:

        " (s) Designation of Senior Debt. Take, or permit any of its Subsidiaries to take, any action that would result in any Debt (other than (i) each Loan Party's obligations under the Loan Documents and (ii) the Debt Securities) becoming "Designated Senior Debt" (or comparable term in any indenture or similar agreement describing Debt under which a default may have the effect of blocking payments in respect of any subordinated Debt of Holdings or any of its Subsidiaries)."

        Section 5.03 is amended by inserting at the end of such Section the following new subsection "(t)", to read as follows:

      "(t)" Existing Notes Refinanced or Converted. Promptly after the date on which no more than $10,000,000 principal amount of each of the October Convertible Notes and the December Convertible Notes are outstanding, a notice stating that such event has occurred, along with a description in reasonable detail of the respective prepayments, redemptions or conversions of Existing Notes occurring within 90 days prior to such notice."

      Fees

      . On the date hereof, Holdings shall pay to the Administrative Agent, for the benefit of each Lender that executes this Amendment by no later than 5:00 PM (New York time) on May 4, 2004, an upfront fee equal to 0.05% of the aggregate Commitments of each such Lender under the Credit Agreement as of the date hereof.

      Conditions of Effectiveness

      . This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by Holdings and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment; and Section 1 of this Amendment shall become effective when and only when the Administrative Agent shall have received (a) the fees specified in Section 2 hereof and the payment of all accrued fees and expenses of the Administrative Agent (including the reasonable accrued fees and expenses of counsel to the Administrative Agent invoiced on or prior to the date hereof) and (b) all of the following documents, each such document dated the date of receipt thereof by the Administrative Agent (unless otherwise specified), in form and substance satisfactory to the Administrative Agent:

          Counterparts of the Consent appended hereto (the "Consent"), executed by each of the Loan Parties (other than Holdings);
          Certified copies of (A) the resolutions of the Board of Directors of (1) Holdings approving this Amendment and the matters contemplated hereby and (2) each other Loan Party evidencing approval of the Consent and (B) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and all other matters contemplated hereby;
          A certificate signed by a duly authorized officer of Holdings stating that: (A) the representations and warranties contained in Section 4 hereof and in the Loan Documents are true and correct on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate, and (B) no event has occurred and is continuing that constitutes a Default.
      Representations and Warranties of Holdings

      . Holdings hereby represents and warrants as follows:

        Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation.
        The execution, delivery and performance by each Loan Party of this Amendment and the Consent, as applicable, to which it is a party, are within such Person's corporate or other powers, have been duly authorized by all necessary corporate or other action and do not (i) contravene such Person's Constitutive Documents, (ii) violate any Requirement of Law, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.
        No Governmental Authorization, and no other authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery or performance by any Loan Party of this Amendment or the Consent.
        This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto. This Amendment and the Consent are legal, valid and binding obligations of each Loan Party which is a party thereto, enforceable against each such Loan Party in accordance with their respective terms.
        There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or, to the knowledge any Loan Party, threatened before any Governmental Authority or arbitrator that purports to affect the legality, validity or enforceability of this Amendment or the Consent, or the consummation of any of the transactions contemplated hereby.
        The execution, delivery and performance of this Amendment and the Consent do not adversely affect the Liens created under any of the Collateral Documents.
      Reference to and Effect on the Loan Documents

      . (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.
            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
      Costs, Expenses

      . The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

      Execution in Counterparts

      . This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

      Governing Law

. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALPHARMA INC.

By: Matthew T. Farrell
Title: Executive Vice President, Finance & Chief Financial Officer

BANK OF AMERICA, N.A.,

as Administrative Agent, Collateral Agent and Lender

By: Joseph L. Corah
Title: Principal

Agreed as of the date first above written:
AERIES FINANCE-II LTD. By:/s/ Lynn Tilton Title: Manager	AIM FLOATING RATE FUND By:/s/ Thomas H.B. Ewald Title: Authorized Signatory
AMARA 2 FINANCE, LTD. By:/s/ Lynn Tilton Title: Manager	AMMC CDO I, LIMITED By:/s/ David P Meyer Title: Vice President
AMMC CDO II LIMITED By:/s/ David P Meyer Title: Vice President	AMMC CDO III, LIMITED By:/s/ David P Meyer Title: Vice President
APEX (TRIMARAN) CDO I, LTD. By: /s/ David M. Millison Title: Managing Director	ARCHIMEDES FUNDING III, LTD. By:/s/ Helen Y. Rhee Title: Senior Vice President
ARCHIMEDES FUNDING IV (Cayman), LTD. By:/s/ Helen Y. Rhee Title: Senior Vice President	NEMEAN CLO, LTD. By: /s/ Helen Y. Rhee Title: Senior Vice President
ENDURANCE CLO, LTD By: /s/ Helen Y. Rhee Title: Senior vice President	ING-ORYX CLO, LTD., as a Lender By: /s/ Helen Y. Rhee Title: Senior Vice President
SEQUILS-ING I (HBDGM), LTD By: /s/ Helen Y. Rhee Title: Senior Vice President	ATHENA CDO, LIMITED By: /s/ Mohan V. Phansalkar Title: Managing Director
AVALON CAPITAL LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	AVALON CAPITAL LTD. 2 By:/s/ Thomas H.B. Ewald Title: Authorized Signatory
BEAR STEARNS INVESTMENT PRODUCTS INC. By: /s/ Richard Bram Smith Title: Vice President	BLACK DIAMOND CLO 1998-1 LTD. By:/s/ Alan Corkish Title: Director
BLACK DIAMOND CLO 2000-1 LTD. By:/s/ Alan Corkish Title: Director	BLACK DIAMOND INTERNATIONAL FUNDING, LTD By: /s/ Alan Corkish Title: Director
BNP PARIBAS OSLO BRANCH By: /s/________________ Title: Managing Director	BRYN MAWR CLO, LTD. By:/s/ Dale Burrow Title: Senior Vice President
CANADIAN IMPERIAL BANK OF COMMERCE By: /s/ Marc Berg Title: Authorized Signatory	CAPTIVA III FINANCE LTD. By: /s/ David Dyer Title: Director
CENTURION CDO II, LTD. By: /s/ Leanne Stavrakis Title: Director - Operations	CENTURION CDO VI, LTD. By: /s/ Leanne Stavrakis Title: Director - Operations
CENTURION CDO VII, LTD. By: /s/ Leanne Stavrakis Title: Director - Operations	CERES II FINANCE LTD. By: /s/ Lynn Tilton Title: Manager
CHAMPLAIN CLO LTD. By: /s/ Thomas H. B. Ewald Title: Authorized Signatory	CHARTER VIEW PORTFOLIO By: /s/ Thomas H. B. Ewald Title: Authorized Signatory
CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC. TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC By: /s/ Melanie Hanlon Title: Vice President	CITICORP USA, INC. By: /s/ Frank Lowe Title: Vice President
CLYDESDALE CLO 2001-1, LTD. By: /s/ Elizabeth Maclean Title: Director	CLYDESDALE CLO 2003, LTD. By: /s/ Elizabeth Maclean Title: Director
COLUMBUS LOAN FUNDING, LTD. TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC By: /s/ Melanie Hanlon Title: Vice President	DELANO COMPANY By: /s/ Mohan V. Phansalkar Title: Managing Director
DIVERSIFIED CREDIT PORTFOLIO LTD. By: /s/ Thomas H. B. Ewald Title: Authorized Signatory	DNB NOR BANK ASA (formerly known as Den Norske Bank ASA) By: /s/ Berit Henriksen Title: Executive Vice President By: /s/ Philip F. Kurpiewski Title: First Vice President
DNB NOR BANK ASA (formerly known as Union Bank of Norway) By: /s/ Berit Henriksen Title: Executive Vice President By: /s/ Philip F. Kurpiewski Title: First Vice President	EMERALD ORCHARD LIMITED By: /s/ Stacey Malek Title: Attorney In Fact
FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND By: /s/ John H. Costello Title: Assistant Treasurer	FLAGSHIP CLO 2001-1 By: /s/ Colleen Cunliffe Title: Director
FLAGSHIP CLO II By: /s/ Colleen Cunliffe Title: Director	FOREST CREEK CLO, LTD By: /s/ Dale Burrow Title: Senior Vice President
GALAXY CLO 1999-1 LTD By: /s/ W. Jeffrey Baxter Title: Vice President	HARBOURVIEW CDO II, LTD. By: /s/ Lisa Chaffee Title: Manager
HARBOURVIEW CLO IV, LTD. By: /s/ Lisa Chaffee Title: Manager	HARBOURVIEW CLO V, LTD. By: /s/ Lisa Chaffee Title: Manager
HIGHLAND LOAN FUNDING V, LTD. By: /s/________________ Title:	HSH NORDBANK AG By: /s/ Niels Troen Title: General Manager By: /s/ Volker Schliecker Title: Deputy Head of Commercial Banking Products
INDOSUEZ CAPITAL FUNDING IIA, LIMITED By: /s/ Charles Krobayashi Title: Principal and Portfolio Manager	INVESCO CBO 2000-1 LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory
JUPITER LOAN FUNDING LLC By: /s/ Ann E. Morris Title: Assistant Vice President	KATONAH I, LTD. By: /s/ Ralph Della Rocca Title: Authorized Officer
KATONAH II, LTD. By: /s/ Ralph Della Rocca Title: Authorized Officer	KATONAH III, LTD. By: /s/ Ralph Della Rocca Title: Authorized Officer
KATONAH IV, LTD. By: /s/ Ralph Della Rocca Title: Authorized Officer	KZH CYPRESSTREE-1 LLC By: /s/ Dorian Herrera Title: Authorized Agent
KZH RIVERSIDE LLC By: /s/ Dorian Herrera Title: Authorized Agent	KZH SOLEIL LLC By: /s/ Dorian Herrera Title: Authorized Agent
KZH SOLEIL-2 LLC By: /s/ Dorian Herrera Title: Authorized Agent	KZH STERLING LLC By: /s/ Dorian Herrera Title: Authorized Agent
LOAN FUNDING IV, LLC By: /s/ Mark Okada Title: Chief Investment Officer	MOUNTAIN CAPITAL CLO I LTD. By: /s/ Darren P. Riley Title: Director
MOUNTAIN CAPITAL CLO II LTD. By: /s/ Darren P. Riley Title: Director	MUIRFIELD TRADING LLC By: /s/ Diana M. Himes Title: Assistant Vice President
NATIONAL CITY BANK By: /s/ Michael Title: Account Officer	NOMURA BOND & LOAN FUND By: /s/ Elizabeth MacLean Title: Director
OLYMPIC FUNDING TRUST, SERIES 1999-1 By: /s/ Diana M. Himes Title: Authorized Agent	OPPENHEIMER SENIOR FLOATING RATE FUND By: /s/ Lisa Chaffee Title: Manager
ORIX FUNDING LLC By: /s/ Diana M. Himes Title: Assistant Vice President	PAMCO CAYMAN, LTD By: /s/ _______________ Title:
PROTECTIVE LIFE INSURANCE COMPANY By: /s/ Diane S. Griswald Title: Assistant Vice President	ROSEMONT CLO, LTD By: /s/ Dale Burrow Title: Senior Vice President
ROYALTON COMPANY By: /s/ Mohan V. Phansalkar Title: Managing Director	SAGAMORE CLO LTD. By: /s/ Thomas H. B. Ewald Title: Authorized Signatory
SARATOGA CLO I, LIMITED By: /s/ Thomas H. B. Ewald Title: Authorized Signatory	SAWGRASS TRADING LLC By: /s/ Diana M. Himes Title: Assistant Vice President
SEQUILS-CENTURION V. LTD. By:/s/ Leanne Stavrakis Title: Director - Operations	SEQUILS CUMBERLAND I, LTD. By: /s/ Dale Burrow Title: Senior Vice President
SEQUILS LIBERTY, LTD By: /s/ Thomas H. B. Ewald Title: Authorized Signatory	SMOKY RIVER CDO, L.P. By: /s/ Melissa Marano Title: Authorized Signatory
SPIRET IV LOAN TRUST 2003-B By: /s/ Rachel L. Simpson Title: Financial Services Officer	SUNAMERICA LIFE INSURANCE COMPANY By: /s/ W. Jeffrey Baxter Title: Vice President
THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH By: /s/ Elizabeth A. Quirk Title: Vice President	THE TRAVELERS INSURANCE COMPANY By: /s/ Matthew J. McInerny Title: Investment Banker
TRS 1 LLC By: /s/ Deborah O'Keeffe Title: Vice President	WINGED FOOT FUNDING TRUST By: /s/ Ann E. Morris Title: Authorized Agent

CONSENT

Dated as of April 19, 2004

Each of the undersigned, as Guarantors under, as applicable, the (i) Parent Guaranty dated as of October 5, 2001, (ii) Subsidiary Guaranty dated as of October 5, 2001 or (iii) Subsidiary Guaranty dated as of December 26, 2001, in each case in favor of the Secured Parties referred to therein (collectively, the "Guaranty"), hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) each of the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

ALPHARMA OPERATING CORPORATION

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA USPD INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA U.S. INC.

By: /s/ Robert F. Wrobel
Title: Secretary

BARRE PARENT CORPORATION

By: /s/ Robert F. Wrobel
Title: Secretary

G.F. REILLY COMPANY

By: /s/ Robert F. Wrobel
Title: Secretary

PARMED PHARMACEUTICALS, INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA EURO HOLDINGS INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA (BERMUDA) INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA USHP INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA US PHARMACEUTICAL LLC

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA ANIMAL HEALTH COMPANY

By: /s/ Robert F. Wrobel
Title: Secretary

MIKJAN CORPORATION

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA NW INC.

By: /s/ Robert F. Wrobel
Title: Secretary

NMC LABORATORIES, INC.

By: /s/ Robert F. Wrobel
Title: Secretary

US ORAL PHARMACEUTICALS PTY LTD

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA HOLDINGS INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA PHARMACEUTICALS INC.

By: /s/ Robert F. Wrobel
Title: Secretary

POINT HOLDINGS INC.

By: /s/ John W. LaRocca
Title: Secretary

PUREPAC PHARMACEUTICAL HOLDINGS INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA BRANDED PRODUCTS

DIVISION INC.

By: /s/ Robert F. Wrobel
Title: Secretary

PUREPAC PHARMACEUTICAL CO.

By: /s/ John W. LaRocca
Title: Secretary

ALPHARMA INVESTMENT INC.

By: /s/ Robert F. Wrobel
Title: Secretary